Business Combination	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business Combination
4. Business Combination
As discussed in Note 1, on December 23, 2020, the Company consummated the Business Combination, with Vincera Pharma surviving the merger as a wholly-owned subsidiary of the Company.
Immediately prior to the effective time of the Business Combination, each share of Vincerx Pharma common stock was canceled, and the Vincera Pharma stockholders received (i) 0.570895 shares of common stock, for each share of Vincera Pharma common stock held by them immediately prior to the effective time of the Business Combination and (ii) certain rights to Earnout Shares after the closing of the Business Combination.
The Vincera Pharma stockholders are entitled to receive Earnout Shares if the daily volume-weighted average price of the Company’s common stock equals or exceeds the following prices for any 20 trading days within any
30 trading-day period
following the closing of the Business Combination: (1) during any such trading period prior to the 42 month anniversary of the closing of the Business Combination, upon achievement of a daily volume-weighted average price of at least $20.00 per share, such number of shares of the Company’s common stock as equals the quotient of $20.0 million divided by the Closing Price Per Share; (2) during any such trading period prior to the six year anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $35.00 per share, such number of shares of the Company’s common stock as equals the quotient of $20.0 million divided by the Closing Price Per Share; and (3) during any such trading period prior to the eight year anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $45.00 per share, such number of shares of the Company’s common stock as equals the quotient of $20.0 million divided by the Closing Price Per Share. A total of 90.6% of (rounded to the nearest whole share) of the Earnout Shares then earned and issuable shall be issued to the Vincera Pharma stockholders on a pro-rata basis
based on the percentage of the number of shares of Vincera Pharma common stock owned by them immediately prior to the closing of the Business Combination, and the remaining Earnout Shares that would otherwise have been issuable shall not be issuable to the Vincera Pharma stockholders but in lieu thereof the number of authorized shares available for issuance under the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) shall be automatically increased by an equivalent number of shares of the Company’s common stock.
The Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, LSAC was treated as the “acquired” company and Vincerx Pharma is treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of Vincera Pharma issuing stock for the net assets of LSAC, accompanied by a recapitalization. The net assets of LSAC were stated at historical cost, with no goodwill or other intangible assets recorded.
The following table reconciles the elements of the Business Combination to the Statement of Cash Flows and the Statement of Stockholders’ Equity (Deficit) for the year ended December 31, 2020 (amounts in thousands):

Cash - LSAC trust	$65,699
Cash - LSAC cash assumed	213
Less: transaction costs and advisory fees	(1,395)
Less: accrued transaction costs and advisory fees	(447)

Net cash contributions from Business Combination	$64,070

The number of shares of common stock issued immediately following the consummation of the Business Combination (amounts in thousands):

LSAC’s public stockholders	6,564
LSAC’s initial stockholders	1,640
Vincera Pharma stockholders	5,500
Other	280

Total shares of common stock immediately after Business Combination	13,984